                                                                  [PIONEER LOGO]

                              Pioneer Gold Shares

                           -------------------------
                           SEMIANNUAL REPORT 4/30/98
                           -------------------------

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the Chairman                                           1

 Portfolio Summary                                                  2

 Performance Update                                                 3

 Portfolio Management Discussion                                    6

 Schedule of Investments                                            9

 Financial Statements                                              11

 Notes to Financial Statements                                     17

 Report of Independent Public Accountants                          23

 Results of Shareowner Meetings                                    24

 Trustees, Officers and Service Providers                          26

 Retirement Plans from Pioneer                                     27

 Programs and Services for Pioneer Shareowners                     28

 Pioneer Gold Shares

--------------------------------------------------------------------------------
 LETTER FROM THE CHAIRMAN 4/30/98
--------------------------------------------------------------------------------

 Dear Shareowner,
--------------------------------------------------------------------------------

 I am pleased to introduce this report for Pioneer Gold Shares, covering the semiannual period ended April 30, 1998. I thank you for your investment with Pioneer, and appreciate this opportunity to comment briefly on today's environment for gold-related investments.

 Over the past six months, gold prices offered a good example of how global today's markets have become. Asia's sudden and severe problems with economies and currencies, questions about the new European Central Bank's gold reserve requirements, record-setting bull markets in Europe and the United States, and low inflation around the world combined to dull investors' appetite for gold.

 However, we also saw evidence of how quickly gold prices can respond when confidence increases. As we approached the European Central Bank's May 2 meeting to define its structure and policies, gold rallied and many gold-related stocks posted impressive gains. Even though gold prices retreated when the Bank did not address gold reserves at the meeting, they did not give back all of the recent gains. We find this encouraging, and believe the stage is set for gold to strengthen. We still think gold can play an important role in a diversified investment portfolio, and your Fund offers a convenient, affordable way to participate in the gold sector.

 I encourage you to read on to learn more about Pioneer Gold Shares and your investment team's strategy and recent success. If you have questions about your Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292.

 Respectfully,


 /s/ John F. Cogan, Jr.

 John F. Cogan, Jr.,
 Chairman and President

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  PORTFOLIO SUMMARY 4/30/98
--------------------------------------------------------------------------------

  Portfolio Diversification
--------------------------------------------------------------------------------
  (As a percentage of total investment portfolio)

[The following information was represented by a pie chart in the printed materials.]

International Common Stocks - 48%

U.S. Common Stocks - 29%

Depositary Receipts for International Stocks - 16%

Short-Term Cash Equivalents - 7%

  Geographical Distribution
--------------------------------------------------------------------------------
  (As a percentage of equity holdings)

[The following information was represented by a pie chart in the printed materials.]

Canada - 42%

United States - 31%

Australia - 13%

South Africa - 11%

Ghana - 3%

  10 Largest Holdings
--------------------------------------------------------------------------------
  (As a percentage of equity holdings)

 1. Placer Dome, Inc.            7.93%  6. TVX Gold Inc.               4.81%
--------------------------------------------------------------------------------
 2. Newmont Mining Corp.         7.91   7. Normandy Mining Ltd.        4.76
--------------------------------------------------------------------------------
 3. Getchell Gold Corp.          5.69   8. Barrick Gold Corp.          4.68
--------------------------------------------------------------------------------
 4. Kinross Gold Ltd.            5.14   9. Freeport-McMoRan Copper     4.67
                                           & Gold Inc.
--------------------------------------------------------------------------------
 5. Lihir Gold Ltd.              4.98  10. Battle Mountain Gold Co.    4.59
    (Sponsored A.D.R.)
--------------------------------------------------------------------------------

Fund holdings will vary for other periods.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  PERFORMANCE UPDATE 4/30/98                                    CLASS A SHARES
--------------------------------------------------------------------------------

  Share Prices and Distributions
--------------------------------------------------------------------------------

  Net Asset Value
  per Share                     4/30/98      10/31/97

                                $5.56        $5.77

  Distributions per Share       Income       Short-Term        Long-Term
  (10/31/97 - 4/30/98)          Dividends    Capital Gains     Capital Gains

                                   --             --                --

  Investment Returns
--------------------------------------------------------------------------------
  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.

----------------------------------------------------
  Average Annual Total Returns
  (As of April 30, 1998)

                    Net Asset       Public Offering
  Period              Value             Price*

  Life-of-Fund       -2.00%             -2.74%
  (7/25/90)
  5 Years            -2.54              -3.69
  1 Year            -14.98             -19.88
----------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[The information below was represented by a line graph in the printed materials.]

Growth of $10,000

--------------------------------------------------------------------------------
                        Pioneer Gold Shares*        Standard & Poor's
                                                       500 Index
--------------------------------------------------------------------------------
7/25/90                     9425                       10000
--------------------------------------------------------------------------------
                            7614                        8597
--------------------------------------------------------------------------------
4/30/91                     7329                       10794
--------------------------------------------------------------------------------
                            7643                       11477
--------------------------------------------------------------------------------
4/03/92                     6691                       12311
--------------------------------------------------------------------------------
                            7207                       12616
--------------------------------------------------------------------------------
4/30/93                     9170                       13446
--------------------------------------------------------------------------------
                           10660                       14494
--------------------------------------------------------------------------------
4/30/94                    10588                       14162
--------------------------------------------------------------------------------
                           11376                       15055
--------------------------------------------------------------------------------
4/30/95                    10688                       16628
--------------------------------------------------------------------------------
                            9743                       19023
--------------------------------------------------------------------------------
4/30/96                    12680                       21639
--------------------------------------------------------------------------------
                           11190                       23593
--------------------------------------------------------------------------------
4/30/97                     9482                       27073
--------------------------------------------------------------------------------
                            8366                       31168
--------------------------------------------------------------------------------
4/30/98                     8061                       38170
--------------------------------------------------------------------------------

  The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  PERFORMANCE UPDATE 4/30/98                                    CLASS B SHARES
--------------------------------------------------------------------------------

  Share Prices and Distributions
--------------------------------------------------------------------------------

  Net Asset Value
  per Share                     4/30/98      10/31/97
                                $5.38        $5.61

  Distributions per Share       Income       Short-Term        Long-Term
  (10/31/97 - 4/30/98)          Dividends    Capital Gains     Capital Gains

                                   --             --                --

  Investment Returns
--------------------------------------------------------------------------------
  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.

----------------------------------------------------
  Average Annual Total Returns
  (As of April 30, 1998)

                          If              If
  Period                 Held          Redeemed*

  Life-of-Fund          -8.54%          -8.98%
  (4/4/94)
  1 Year               -15.67          -19.05
----------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[The information below was represented by a line graph in the printed materials.]

Growth of $10,000

--------------------------------------------------------------------------------
                         Pioneer Gold Shares*      Standard & Poor's
                                                      500 Index
--------------------------------------------------------------------------------
4/4/94                      10000                     10000
--------------------------------------------------------------------------------
4/94                         9438                     10273
--------------------------------------------------------------------------------
                             9413                     10521
--------------------------------------------------------------------------------
10/04                       10077                     10921
--------------------------------------------------------------------------------
                             8059                     10956
--------------------------------------------------------------------------------
4/95                         9464                     12062
--------------------------------------------------------------------------------
                             9719                     13259
--------------------------------------------------------------------------------
10/95                        8595                     13800
--------------------------------------------------------------------------------
                            11111                     15181
--------------------------------------------------------------------------------
4/96                        11124                     15697
--------------------------------------------------------------------------------
                             9974                     15443
--------------------------------------------------------------------------------
10/96                        9770                     17115
--------------------------------------------------------------------------------
                             9049                     19176
--------------------------------------------------------------------------------
4/97                         8248                     19639
--------------------------------------------------------------------------------
                             7924                     23490
--------------------------------------------------------------------------------
10/97                        7252                     22610
--------------------------------------------------------------------------------
                             6140                     24332
--------------------------------------------------------------------------------
4/98                         6818                     27689
--------------------------------------------------------------------------------

  The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  PERFORMANCE UPDATE 4/30/98                                    CLASS C SHARES
--------------------------------------------------------------------------------

  Share Prices and Distributions
--------------------------------------------------------------------------------

  Net Asset Value
  per Share                     4/30/98      10/31/97
                                $5.38        $5.62

  Distributions per Share       Income       Short-Term        Long-Term
  (10/31/97 - 4/30/98)          Dividends    Capital Gains     Capital Gains

                                    --            --                --

  Investment Returns
--------------------------------------------------------------------------------
  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.

----------------------------------------------------
  Average Annual Total Returns
  (As of April 30, 1998)

                          If              If
  Period                 Held          Redeemed*

  Life-of-Fund         -18.80%          -18.80%
  (1/31/96)
  1 Year               -15.67           -15.67
----------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

[The information below was represented by a line graph in the printed materials.]

Growth of $10,000

--------------------------------------------------------------------------------
                        Pioneer Gold Shares*      Standard & Poor's
                                                     500 Index
--------------------------------------------------------------------------------
1/31/96                       10000                   10000
--------------------------------------------------------------------------------
4/96                          10000                   10340
--------------------------------------------------------------------------------
7/96                           8966                   10172
--------------------------------------------------------------------------------
10/96                          8793                   11274
--------------------------------------------------------------------------------
1/97                           8144                   12632
--------------------------------------------------------------------------------
4/97                           7423                   12937
--------------------------------------------------------------------------------
7/97                           7132                   15473
--------------------------------------------------------------------------------
10/97                          6539                   14894
--------------------------------------------------------------------------------
1/98                           5526                   16028
--------------------------------------------------------------------------------
4/98                           6259                   18240
--------------------------------------------------------------------------------

  The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  PORTFOLIO MANAGEMENT DISCUSSION 4/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
On behalf of our investment team, I would like to thank you for investing with Pioneer and for this opportunity to discuss your Fund. The past four months were encouraging for Pioneer Gold Shares. Since 1998 began, your Fund's Class A Shares gained 18.55% at net asset value. However impressive, though, this comeback could not offset losses suffered at the end of calendar year 1997. The Fund finished its six-month fiscal period - October 31 through April 30 with a loss of 3.64% for Class A Shares at net asset value. Class B and Class C Shares posted a loss of 4.10% and 4.27%, respectively.

It was a difficult period sector-wide. Of the 44 gold-oriented funds tracked by Lipper Analytical Services, Inc., the average fund in the group posted a 3.03% loss for the six months. (Lipper Analytical is an independent firm that tracks mutual fund performance.)

Gold's Glitter Shadowed

The price of gold continued to tread in record-low waters, falling to an 18-year low of $278.15 per ounce in mid-January. When investors finally turned their attention to gold, its price rose, closing at $306.65 on April 30. The long-running bull market in Europe and the United States has pulled investors away from specialty investments such as gold. Asian appetite for gold stalled in light of the region's economic turmoil and currency devaluations. What's more, other factors that typically stimulate demand for gold - increasing inflation and rising interest rates - are not present in today's global economy. In addition, the European Union's silence on its gold policy made investors wary.

For the most part, Fund holdings and gold-related investments followed their well-worn path, falling hard as bullion prices declined and rising sharply when they showed signs of improvement. The chart on the following page details the relationship between the price of gold, and the performance of an average gold fund, represented by Lipper's gold fund category. Notice that small movements in the price of gold have resulted in dramatic shifts in the performance of gold-related investments.

  Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  Changes in Price: Gold vs. Average Gold Fund
                                 5/31/97-4/30/98

                             Monthly Rate of Change

                                [GRAPHIC OMITTED]

Sources: Lipper Analytical Services, Inc.; Bloomberg.
--------------------------------------------------------------------------------

Although there are many variables that affect Fund performance, the price of gold plays a significant role.

Investing in a narrow sector of the stock market - such as the gold industry - can be volatile. As the chart shows, you gain the potential for both rapid appreciation and heightened volatility.

Disciplined Buy and Sell
Approach to Stocks

Diversification is important to your Fund. While exposure to the price of gold is part of the Fund's basic nature, we try to minimize the portfolio's exposure to stock-specific downturns. During the period, we continued to spread out Fund holdings by decreasing the size of the largest positions. Most notably, we reduced the stake in Newmont Mining from 17.37% to 7.91% of equity holdings. Getchell Gold, whose stock underperformed, was also downsized from 8.61% to 5.69% of holdings.

Further, we continued to emphasize established companies with known reserves and multiple mining operations. This strategy worked. In these tough times for gold companies, weak and small firms with high exploration expenses are choked with costs, and larger, more cost-efficient companies should have the upper hand. Prime Resources Group, a low-cost gold producer, pumped out a 17.88% return over the semiannual period, with help from its silver mines. Lihir Gold mines gold, oxide and sulphide ores on Lihir Island off the coast of Papua New Guinea. Its stock rallied up 28.64% in the period when it was singled out as a possible takeover target. We made room for these brighter prospects by selling Echo Bay Mines, whose stock posted lack-luster results, and Amax Gold, which was heavily weighted with debt. TVX Gold slid, disappointingly, down 4.41% over the period.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  PORTFOLIO MANAGEMENT DISCUSSION 4/30/98                          (continued)
--------------------------------------------------------------------------------

Generally, Australian and South African holdings led the Fund's performance over the past six months. The South African and Australian companies in the portfolio are more leveraged to the price of gold because of higher production costs. This works well to boost profits when gold rises, but can be costly in a declining market. Australian holdings moved up from both appreciation and additional investments to account for 13% of equity holdings on April 30. South Africa and Ghana also increased their place in the portfolio to 11% and 3%, respectively.

Outlook

The next time we report to you, we hope to discuss the European Union's gold policy. The decision on how much gold its central bank will hold in reserves will clearly have an impact on gold prices. This news, we believe, should remove uncertainty regarding gold's supply and demand. For now, the market waits with anticipation, and low inflation and strong equity markets keep a weighted hand on gold. We think a careful approach to selecting high-quality companies at reasonable prices still offers the best potential for long-term results. Thank you for investing with Pioneer.

 Respectfully,


 /s/ Michael Bradshaw

 Michael Bradshaw,
 Portfolio Manager

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS 4/30/98
--------------------------------------------------------------------------------

    Shares                                                                      Value
               COMMON STOCKS -- 92.6%
               Precious Metals - 92.6%
               Australia - 12.1%

     152,400   Lihir Gold Ltd.*                                        $      265,406
      47,100   Lihir Gold Ltd. (Sponsored A.D.R.)*                          1,666,163
     287,700   Newcrest Mining Ltd.*                                          525,427
   1,425,579   Normandy Mining Ltd.                                         1,590,016
     110,000   Sons of Gwalia NL                                              339,365
                                                                       --------------
                                                                       $    4,386,377
                                                                       --------------
               Canada - 38.8%

      48,000   Agnico-Eagle Mines Ltd.                                 $      348,000
      69,742   Barrick Gold Corp.                                           1,564,836
     163,000   Cambior, Inc.                                                1,282,507
      76,800   Euro-Nevada Mining Corp.                                     1,382,599
      53,500   Franco-Nevada Mining Corp. Ltd.                              1,309,120
     375,000   Kinross Gold Ltd.*                                           1,717,237
    179,800    Placer Dome, Inc.                                            2,652,050
    143,000    Prime Resource Group, Inc.                                   1,084,735
      49,300   Teck Corp. (Class B)                                           720,362
     396,650   TVX Gold Inc.*                                               1,609,265
    177,400    Viceroy Resources Corp.*                                       347,271
                                                                       --------------
                                                                       $   14,017,982
                                                                       --------------
               Ghana - 2.9%

    105,000    Ashanti Goldfields Co., Ltd. (G.D.R.)                   $    1,036,875
                                                                       --------------

               South Africa - 10.2%

      15,915   Anglo American Platinum Corp. (A.D.R.)                  $      252,650
     263,600   Anglogold Ltd. (A.D.R.)                                      1,334,475
      93,900   Driefontein Consolidated Ltd. (Sponsored A.D.R.)               633,825
      39,600   Free State Consolidated Gold Mines, Ltd. (A.D.R.)              225,225
      64,500   Gold Fields Ltd.*                                              497,725
      98,147   Gold Fields Ltd. (Sponsored A.D.R.)*                           733,649
                                                                       --------------
                                                                       $    3,677,549
                                                                       --------------


The accompanying notes are an integral part of these financial statements.    9

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS 4/30/98                                  (continued)
--------------------------------------------------------------------------------

    Shares                                                                      Value

               United States - 28.6%

     213,736   Battle Mountain Gold Co.                                $    1,536,228
      14,500   Coeur d'Alene Mines Corp.*                                     169,469
      87,600   Freeport-McMoRan Copper & Gold Inc.                          1,560,375
      77,250   Getchell Gold Corp.*                                         1,902,281
     160,095   Hecla Mining Co.*                                            1,020,606
     127,490   Homestake Mining Co.                                         1,482,071
      82,180   Newmont Mining Corp.                                         2,645,168
                                                                       --------------
                                                                       $   10,316,198
                                                                       --------------
               Total Precious Metals                                   $   33,434,981
                                                                       --------------
               TOTAL COMMON STOCKS

               (Cost $38,801,315)                                      $   33,434,981
                                                                       --------------

   Principal
    Amount
               TEMPORARY CASH INVESTMENTS - 7.4%
               Commercial Paper  - 7.4%

    $737,000   American Express Co., 5.51%, 5/5/98                     $      737,000
     980,000   Commercial Credit Corp., 5.51%, 5/4/98                         980,000
     960,000   Texaco Inc., 5.5%, 5/1/98                                      960,000
                                                                       --------------
               TOTAL TEMPORARY CASH INVESTMENTS

               (Cost $2,677,000)                                       $    2,677,000
                                                                       --------------
               TOTAL INVESTMENT IN SECURITIES - 100%

               (Cost $41,478,315) (a)(b)                               $   36,111,981
                                                                       ==============

*   Non-income producing security.

(a) At April 30, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $41,754,833 was as follows:

      Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                     $    2,785,671
       Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                         (8,428,523)
                                                                       --------------
      Net unrealized loss                                              $   (5,642,852)
                                                                       ==============

(b) At October 31, 1997, the Fund had a capital loss carryforward of $942,992 which will expire in 2005 if not used.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1998 aggregated $9,547,995 and $5,230,944, respectively.


10    The accompanying notes are an integral part of these financial statements.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  BALANCE SHEET 4/30/98
--------------------------------------------------------------------------------

ASSETS:

    Investment in securities, at value (including temporary cash
       investments of $2,677,000) (cost $41,478,315)               $ 36,111,981
    Cash                                                                    963
    Receivables -
       Fund shares sold                                                 360,864
       Dividends, interest and foreign taxes withheld                    32,869
    Due from Pioneering Services Corporation                             27,583
    Other                                                                 2,600
                                                                   ------------
       Total assets                                                $ 36,536,860
                                                                   ------------

LIABILITIES:

    Payables -
       Fund shares repurchased                                     $    835,212
    Due to affiliates                                                    29,486
    Accrued expenses                                                     46,597
                                                                   ------------
       Total liabilities                                           $    911,295
                                                                   ------------

NET ASSETS:

    Paid-in capital                                                $ 46,513,100
    Accumulated net investment loss                                     (38,465)
    Accumulated net realized loss on investments
       and foreign currency transactions                             (5,482,483)
    Net unrealized loss on investments                               (5,366,334)
    Net unrealized loss on other assets and liabilities
       denominated in foreign currencies                                   (253)
                                                                   ------------
       Total net assets                                            $ 35,625,565
                                                                   ============

NET ASSET VALUE PER SHARE:

(Unlimited number of shares authorized)
    Class A (based on $25,974,652/4,669,461 shares)                $       5.56
                                                                   ============
    Class B (based on $6,617,146/1,229,066 shares)                 $       5.38
                                                                   ============
    Class C (based on $3,033,767/563,704 shares)                   $       5.38
                                                                   ============

MAXIMUM OFFERING PRICE:

    Class A                                                        $       5.90
                                                                   ============


The accompanying notes are an integral part of these financial statements.   11

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/98

INVESTMENT INCOME:

   Dividends (net of foreign taxes withheld of $12,438)            $    170,056
   Interest                                                              74,842
                                                                    -----------
      Total investment income                                                     $    244,898
                                                                                  ------------

EXPENSES:

   Management fees                                                 $     95,662
   Transfer agent fees
      Class A                                                            44,011
      Class B                                                            10,199
      Class C                                                             2,324
   Distribution fees
      Class A                                                            26,809
      Class B                                                            25,121
      Class C                                                            10,413
   Accounting                                                            30,392
   Custodian fees                                                         9,772
   Registration fees                                                     41,600
   Professional fees                                                     20,947
   Printing                                                              11,630
   Fees and expenses of nonaffiliated trustees                            6,705
   Miscellaneous                                                         10,301
                                                                    -----------
      Total expenses                                                              $    345,886
        Less management fees waived by
           Pioneering Management Corporation                                           (54,980)
        Less fees paid indirectly                                                       (7,543)
                                                                                  ------------
        Net expenses                                                              $    283,363
                                                                                  ------------
        Net investment loss                                                       $    (38,465)
                                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:

   Net realized loss from:
      Investments                                                  $ (4,530,336)
      Other assets and liabilities denominated in
        foreign currencies                                                  (12)  $ (4,530,348)
                                                                    -----------   ------------
   Change in net unrealized gain or loss from:
      Investments                                                  $  3,869,292
      Other assets and liabilities denominated
        in foreign currencies                                              (276)  $  3,869,016
                                                                    -----------   ------------
      Net loss on investments and foreign
        currency transactions                                                     $   (661,332)
                                                                                  ------------
      Net decrease in net assets resulting from operations                        $   (699,797)
                                                                                  ============


12    The accompanying notes are an integral part of these financial statements.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/98 and the Year Ended 10/31/97

                                                           Six Months Ended    Year Ended
FROM OPERATIONS:                                                 4/30/98         10/31/97

Net investment loss                                         $    (38,465)    $    (68,674)
Net realized loss on investments and
   foreign currency transactions                              (4,530,348)        (938,822)
Change in net unrealized gain or loss on investments
   and foreign currency transactions                           3,869,016      (10,448,723)
                                                            ------------     ------------
      Net decrease in net assets resulting from operations  $   (699,797)    $(11,456,219)
                                                            ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:

Net realized gain:
   Class A ($0.00 and $0.09 per share, respectively)        $         --     $   (393,765)
   Class B ($0.00 and $0.09 per share, respectively)                  --          (56,981)
   Class C ($0.00 and $0.09 per share, respectively)                  --           (7,314)
                                                            ------------     ------------
      Total distributions to shareholders                   $         --     $   (458,060)
                                                            ------------     ------------
FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                            $ 17,809,049     $ 33,284,658
Reinvestment of distributions                                         --          396,376
Cost of shares repurchased                                   (16,548,683)     (29,139,679)
                                                            ------------     ------------
   Net increase in net assets resulting from
      fund share transactions                               $  1,260,366     $  4,541,355
                                                            ------------     ------------
   Net increase (decrease) in net assets                    $    560,569     $ (7,372,924)

NET ASSETS:

Beginning of period                                           35,064,996       42,437,920
                                                            ------------     ------------
End of period (including accumulated net investment
   loss of $38,465 and $0, respectively)                    $ 35,625,565     $ 35,064,996
                                                            ============     ============

CLASS A                         '98 Shares     '98 Amount     '97 Shares      '97 Amount

Shares sold                      2,431,501    $ 12,070,636     3,510,035     $ 24,383,526
Reinvestment of distributions           --              --        46,394          346,561
Less shares repurchased         (2,723,914)    (13,774,318)   (3,207,828)     (22,320,541)
                                ----------    ------------    ----------     ------------
    Net increase (decrease)       (292,413)   $ (1,703,682)      348,601     $  2,409,546
                                ==========    ============    ==========     ============
CLASS B

Shares sold                        709,267    $  3,394,028     1,071,945     $  7,495,337
Reinvestment of distributions           --              --         5,848           42,746
Less shares repurchased           (441,466)     (2,134,415)     (733,569)      (5,106,550)
                                ----------    ------------    ----------     ------------
    Net increase                   267,801    $  1,259,613       344,224     $  2,431,533
                                ==========    ============    ==========     ============
CLASS C

Shares sold                        514,897    $  2,344,385       200,519     $  1,405,795
Reinvestment of distributions           --              --           967            7,069
Less shares repurchased           (135,279)       (639,950)     (238,282)      (1,712,588)
                                ----------    ------------    ----------     ------------
    Net increase (decrease)        379,618    $  1,704,435       (36,796)    $   (299,724)
                                ==========    ============    ==========     ============


The accompanying notes are an integral part of these financial statements.   13

 Pioneer Gold Shares

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------

                                                  Six Months Ended      Year Ended       Year Ended       Year Ended
                                                       4/30/98           10/31/97         10/31/96         10/31/95
CLASS A

Net asset value, beginning of period                $       5.77       $       7.81     $       6.80     $       7.94
                                                    ------------       ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment loss                              $         --       $      (0.01)    $      (0.01)    $      (0.01)
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions         (0.21)             (1.94)            1.02            (1.13)
                                                    ------------       ------------     ------------     ------------
       Net increase (decrease) from
         investment operations                      $     ( 0.21)      $      (1.95)    $       1.01     $      (1.14)
Distributions to shareholders:
   Net realized gain                                          --              (0.09)              --               --
                                                    ------------       ------------     ------------     ------------
Net increase (decrease) in net asset value          $      (0.21)      $      (2.04)    $       1.01     $      (1.14)
                                                    ------------       ------------     ------------     ------------
Net asset value, end of period                      $       5.56       $       5.77     $       7.81     $       6.80
                                                    ============       ============     ============     ============
Total return*                                              (3.64)%           (25.24)%          14.85%          (14.36)%
Ratio of net expenses to average net assets                 1.81%**+           1.74%+           1.72%+           1.76%+
Ratio of net investment loss to average net assets         (0.15)%**+         (0.08)%+         (0.13)%+         (0.16)%+
Portfolio turnover rate                                       38%**              22%              15%               6%
Average brokerage commission per share              $     0.0437       $     0.0418     $     0.0349               --
Net assets, end of period (in thousands)            $     25,975       $     28,638     $     36,028     $     24,412
Ratios assuming no waiver of management fees
   and assumption of expenses by PMC and no
   reduction for fees paid indirectly:
     Net expenses                                           2.18%**            1.93%            1.88%            2.28%
     Net investment loss                                   (0.52)%**          (0.27)%          (0.29)%          (0.68)%
Ratios assuming waiver of management fees
   and assumption of expenses by PMC and
   reduction for fees paid indirectly:
     Net expenses                                           1.75%**            1.72%            1.71%            1.75%
     Net investment loss                                   (0.09)%**          (0.06)%          (0.12)%          (0.15)%

                                                       Year Ended       Year Ended
                                                        10/31/94         10/31/93
CLASS A

Net asset value, beginning of period                  $       7.44    $       5.03
                                                      ------------    ------------
Increase (decrease) from investment operations:
   Net investment loss                                $      (0.03)   $      (0.03)
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions            0.53            2.44
                                                      ------------    ------------
       Net increase (decrease) from
         investment operations                        $       0.50    $       2.41
Distributions to shareholders:
   Net realized gain                                            --              --
                                                      ------------    ------------
Net increase (decrease) in net asset value            $       0.50    $       2.41
                                                      ------------    ------------
Net asset value, end of period                        $       7.94    $       7.44
                                                      ============    ============
Total return*                                                 6.72%          47.91%
Ratio of net expenses to average net assets                   1.75%           1.75%
Ratio of net investment loss to average net assets           (0.40)%         (0.52)%
Portfolio turnover rate                                          3%              6%
Average brokerage commission per share                          --              --
Net assets, end of period (in thousands)              $     26,168    $     14,057
Ratios assuming no waiver of management fees
   and assumption of expenses by PMC and no
   reduction for fees paid indirectly:
     Net expenses                                             2.14%           3.23%
     Net investment loss                                     (0.79)%         (2.00)%
Ratios assuming waiver of management fees
   and assumption of expenses by PMC and
   reduction for fees paid indirectly:
     Net expenses                                               --              --
     Net investment loss                                        --              --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.


14    The accompanying notes are an integral part of these financial statements.

 Pioneer Gold Shares

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------

                                                        Six Months Ended      Year Ended      Year Ended
                                                             4/30/98           10/31/97        10/31/96
CLASS B

Net asset value, beginning of period                       $      5.61       $      7.65     $      6.73
                                                           -----------       -----------     -----------
Increase (decrease) from investment operations:
   Net investment loss                                     $     (0.01)      $     (0.04)    $     (0.06)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                           (0.22)            (1.91)           0.98
                                                           -----------       -----------     -----------
       Net increase (decrease) from investment operations  $     (0.23)      $     (1.95)    $      0.92
Distributions to shareholders:
  Net realized gain                                                 --             (0.09)             --
                                                           -----------       -----------     -----------
Net increase (decrease) in net asset value                 $     (0.23)      $     (2.04)    $      0.92
                                                           -----------       -----------     -----------
Net asset value, end of period                             $      5.38       $      5.61     $      7.65
                                                           ===========       ===========     ===========
Total return*                                                    (4.10)%          (25.77)%         13.67%
Ratio of net expenses to average net assets                       2.57%**+          2.51%+          2.59%+
Ratio of net investment loss to average net assets               (0.91)%**+        (0.84)%+        (1.00)%+
Portfolio turnover rate                                             38%**             22%             15%
Average brokerage commission per share                     $    0.0437       $    0.0418     $    0.0349
Net assets, end of period (in thousands)                   $     6,617       $     5,394     $     4,720
Ratios assuming no waiver of management fees and
   assumption of expenses by PMC and no reduction for
   fees paid indirectly:

     Net expenses                                                 2.95%**           2.72%           2.73%
     Net investment loss                                         (1.29)%**         (1.05)%         (1.14)%
Ratios assuming waiver of management fees and
   assumption of expenses by PMC and reduction for
   fees paid indirectly:

     Net expenses                                                 2.54%**           2.49%           2.57%
     Net investment loss                                         (0.88)%**         (0.82)%         (0.98)%

                                                              Year Ended       4/4/94 to
                                                               10/31/95        10/31/94
CLASS B

Net asset value, beginning of period                         $      7.89     $      7.83
                                                             -----------     -----------
Increase (decrease) from investment operations:
   Net investment loss                                       $     (0.05)    $     (0.03)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                             (1.11)           0.09
                                                             -----------     -----------
       Net increase (decrease) from investment operations    $     (1.16)    $      0.06
Distributions to shareholders:
  Net realized gain                                                   --              --
                                                             -----------     -----------
Net increase (decrease) in net asset value                   $     (1.16)    $      0.06
                                                             -----------     -----------
Net asset value, end of period                               $      6.73     $      7.89
                                                             ===========     ===========
Total return*                                                     (14.70)%          0.77%
Ratio of net expenses to average net assets                         2.57%+          2.67%**
Ratio of net investment loss to average net assets                 (1.01)%+        (1.42)%**
Portfolio turnover rate                                                6%              3%
Average brokerage commission per share                                --              --
Net assets, end of period (in thousands)                     $     1,762     $       951
Ratios assuming no waiver of management fees and
   assumption of expenses by PMC and no reduction for
   fees paid indirectly:

     Net expenses                                                   3.12%           2.79%**
     Net investment loss                                           (1.56)%         (1.54)%**
Ratios assuming waiver of management fees and
   assumption of expenses by PMC and reduction for
   fees paid indirectly:

     Net expenses                                                   2.53%             --
     Net investment loss                                           (0.97)%            --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    15

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended      1/31/96 to
                                                       4/30/98(a)         10/31/97        10/31/96
CLASS C

Net asset value, beginning of period                  $      5.62       $      7.65     $      8.70
                                                      -----------       -----------     -----------
Decrease from investment operations:

    Net investment loss                               $     (0.01)      $     (0.04)    $     (0.02)
    Net realized and unrealized loss on investments
     and foreign currency transactions                      (0.23)            (1.90)          (1.03)
                                                      -----------       -----------     -----------
       Net decrease from investment operations        $     (0.24)      $     (1.94)    $     (1.05)
Distributions to shareholders:
    Net realized gain                                          --             (0.09)             --
                                                      -----------       -----------     -----------
Net decrease in net asset value                       $     (0.24)      $     (2.03)    $     (1.05)
                                                      -----------       -----------     -----------
Net asset value, end of period                        $      5.38       $      5.62     $      7.65
                                                      ===========       ===========     ===========
Total return*                                               (4.27)%          (25.64)%        (12.07)%
Ratio of net expenses to average net assets                  2.36%**+          2.38%+          2.59%**+
Ratio of net investment loss to average net assets          (0.63)%**+        (0.76)%+        (1.12)%**+
Portfolio turnover rate                                        38%**             22%             15%
Average brokerage commission per share                $    0.0437       $    0.0418     $    0.0349
Net assets, end of period (in thousands)              $     3,034       $     1,034     $     1,690
Ratios assuming no waiver of management fees
   by PMC and no reduction for fees paid indirectly:
     Net expenses                                            2.76%**           2.58%           2.83%**
     Net investment loss                                    (1.03)%**         (0.96)%         (1.36)%**
Ratios assuming waiver of management fees
   by PMC and reduction for fees paid indirectly:
     Net expenses                                            2.31%**           2.33%           2.56%**
     Net investment loss                                    (0.58)%**         (0.71)%         (1.09)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio assuming no reduction for fees paid indirectly.


16    The accompanying notes are an integral part of these financial statements.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 4/30/98
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Gold Shares (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date,

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 4/30/98                            (continued)
--------------------------------------------------------------------------------

   except that certain dividends from foreign securities where the ex-dividend date may have passed are record ed as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investment policies present unique risks to the portfolio's value. The price of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other metals will affect the market values of the securities of the companies invested by the Fund.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

  Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $19,838 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1998.

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 4/30/98                            (continued)
--------------------------------------------------------------------------------

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1998, $19,542 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates.

  Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Plan of Distribution

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $9,944 in distribution fees payable to PFD at April 30, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 1998, CDSCs in the amount of $46,223 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $7,543 under such arrangements.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 4/30/98                            (continued)
--------------------------------------------------------------------------------

6. Line of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 1998, there were no borrowings under this agreement.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Gold Shares:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Gold Shares (one of the portfolios constituting Pioneer Growth Trust) as of April 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Gold Shares (of Pioneer Growth Trust) as of April 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 5, 1998

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  RESULTS OF SHAREOWNER MEETINGS
--------------------------------------------------------------------------------

On April 21, 1998, Pioneer Gold Shares held a special meeting of shareowners. The following proposals were passed by shareowner vote. Following are the detailed results of the votes. (There was no Proposal 1 applicable to Pioneer Gold Shares.)

Proposal 2 - Elect nine Trustees to serve on the Board of Trustees.

   Nominee                            Affirmative                  Withheld
Mary K. Bush                         4,091,783.975                127,690.334
John F. Cogan, Jr.                   4,103,860.436                115,613.873
Richard H. Egdahl, M.D.              4,091,702.679                127,771.630
Margaret B.W. Graham                 4,090,621.187                128,853.122
John W. Kendrick                     4,094,904.677                124,569.632
Marguerite A. Piret                  4,101,221.677                118,252.632
David D. Tripple                     4,103,786.390                115,687.919
Stephen K. West                      4,098,173.645                121,300.664
John Winthrop                        4,102,269.647                117,204.662

Proposal 5 - Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

 Affirmative                          Against                       Abstain
3,987,281.987                        45,884.595                   186,307.727
--------------------------------------------------------------------------------

On April 30, 1998, Pioneer Gold Shares held a special meeting of shareowners. The following proposals were passed by shareowner vote. Following are the detailed results of the votes.

Proposal 4 - Approve an amendment to or elimination of the Funds' fundamental investment restrictions regarding:

Proposal 4a - Borrowing.

 Affirmative                          Against                       Abstain
2,925,310.582                       242,262.054                   287,972.947

Proposal 4b - Investment in voting securities of a single issuer.

 Affirmative                          Against                       Abstain
3,009,473.282                       162,478.166                   283,594.135

Proposal 4c - Shareholder approval for the modification of certain investment restrictions.

 Affirmative                          Against                       Abstain
2,980,588.974                       199,252.594                   275,704.015

  Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Proposal 3, the remaining proposal up for shareowner approval, has been adjourned to the shareowner meeting on June 18, 1998.

Proposal 3 - Allow the Fund to be reorganized as a separate Delaware business trust. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareholder and trustee liability and various potential operating efficiencies all described in the Proxy Statement.

  Pioneer Gold Shares

--------------------------------------------------------------------------------
  TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

   Trustees                          Officers

   John F. Cogan, Jr.                John F. Cogan, Jr., Chairman and
   Mary K. Bush                        President
   Richard H. Egdahl, M.D.           David D. Tripple, Executive Vice President
   Margaret B.W. Graham              William H. Keough, Treasurer
   John W. Kendrick                  Joseph P. Barri, Secretary
   Marguerite A. Piret
   David D. Tripple
   Stephen K. West
   John Winthrop

   Investment Adviser
   Pioneering Management Corporation

   Custodian
   Brown Brothers Harriman & Co.

   Independent Public Accountants
   Arthur Andersen LLP

   Principal Underwriter
   Pioneer Funds Distributor, Inc.

   Legal Counsel
   Hale and Dorr LLP

   Shareowner Services and Transfer Agent
   Pioneering Services Corporation

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  RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)
IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans
401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
  PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

  Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

  FactFone(SM)

  Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

  9O-Day Reinstatement Privilege (for Class A Shares)

  Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

  Investomatic Plan

  An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

  Payroll Investment Program (PIP)

  Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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--------------------------------------------------------------------------------

  Automatic Exchange Program

  A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

  Directed Dividends

  Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

  Direct Deposit

  Lets you move money into your bank account using electronic funds transfer
  (EFT). EFTmoves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

  Systematic Withdrawal Plan

  Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

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  HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   Call us for:

   Account Information, including existing accounts,
   new accounts, propectuses, applications
   and service forms                                          1-800-225-6292

   FactFone(SM) for automated fund yields, prices,
   account information and transactions                       1-800-225-4321

   Retirement plans information                               1-800-622-0176

   Telecommunications Device for the Deaf (TDD)               1-800-225-1997

   Write to us:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   Our toll-free fax                                          1-800-225-4240

   Our internet e-mail address                          ask.pioneer@piog.com
   (for general questions about Pioneer only)

   Visit our web site:                                  www.pioneerfunds.com

   This report must be preceded or accompanied by a current Fund prospectus.

[PIONEER  Pioneer Funds Distributor, Inc.        0698-5288
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          Boston, Massachusetts 02109        (C) Pioneer Funds Distributor, Inc.
          www.pioneerfunds.com
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